                                  Annual




                              [PHOTO APPEARS HERE]


                                           December 31, 2001





                                                   Report



TEMPLETON RETIREMENT ANNUITY

..   TRA SEPARATE ACCOUNT

..   FRANKLIN TEMPLETON

    VARIABLE INSURANCE PRODUCTS TRUST

    TEMPLETON GROWTH SECURITIES FUND - CLASS 1







[LOGO OF FRANKLIN TEMPLETON INVESTMENTS]

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST ANNUAL REPORT TABLE OF CONTENTS

                Letter to Contract Owners.................     2
                A Word About Risk.........................     5
                Important Notes to Performance Information     6
                 Manager's Discussion.....................  TG-1
                 Performance..............................  TG-4
                 Prospectus Supplement....................  TG-5
                 Financial Highlights.....................  TG-6
                 Statement of Investments.................  TG-8
                 Financial Statements..................... TG-12
                 Notes to Financial Statements............ TG-15
                 Templeton Funds Retirement Annuity
                   Separate Account Financials............  SA-1

Thank you for investing with Franklin Templeton Variable Insurance Products Trust. We encourage our investors to maintain a long-term perspective, and remember that all securities markets move both up and down, as do fund unit prices. We appreciate your past support and look forward to serving your investment needs in the years ahead.

Please Note: Franklin Templeton Variable Insurance Products Trust (FTVIP) currently consists of 27 separate funds, which generally offer Class 1 and Class 2 shares. Please consult your contract prospectus for the most current information on which funds and classes are available in that product.

Please retain this document, including the enclosed prospectus supplements, with your current prospectus, for reference.


TRA A01 02/02

LETTER TO CONTRACT OWNERS

Dear Contract Owners:

This annual report for Franklin Templeton Variable Insurance Products Trust covers the year ended December 31, 2001. During the 12 months under review, gross domestic product (GDP) slowed from a respectable 1.3% annualized growth rate in the first quarter to an estimated 0.2% in the fourth quarter of 2001. Indeed, the National Bureau of Economic Research signaled that the country had been in a recession since March 2001. The year 2001 witnessed a series of developments that contributed to the national and global economic slowdown. Significant, broad-based and sustained downward trends in economic activity were largely to blame, with substantial declines in industrial production, employment opportunities and consumer and business spending. In the wake of these events, business and consumer confidence plummeted to multi-year lows. The terrorist attacks of September 11, which temporarily shut down the U.S. financial system and air transportation industry, and the ensuing war clearly accelerated the contraction. Before the year's end, however, figures reflecting controlled inflation, reduced energy costs and a post-September 11 rally in the equity markets helped shed positive light on a difficult year.

Eleven interest rate reductions by the Federal Reserve Board (the Fed) lowered the federal funds target rate from 6.50% at the beginning of the year to 1.75% by December 31, 2001 -- a low not seen since 1961. As a result, the increases in the money supply encouraged bank lending. As often happens when the economy struggles, inflation became less of a threat, principally due to reduced demand for energy, which caused crude oil prices to slip to a two-year low in November. Inflation, as measured by the Consumer Price Index, rose just 1.9% for the year, compared with the 3.5% increase in 2000.

The decline in U.S. growth affected Europe's, Asia's and Latin America's growth rates as these regions' export demand diminished. Euro-zone (the 12 countries comprising the European Monetary Union) GDP growth slowed to a 0.1% annualized rate in the third quarter of 2001. In response, the European Central Bank also cut interest rates during the year, although at a slower pace than the U.S. Fed's. Despite Japan's massive fiscal spending and a return to a zero interest-rate policy by its central bank, the country's structural problems remained. Asia's export dependent economies suffered directly from the U.S. technology slowdown, as worldwide industrial production declined during the period. One exception was China; its economy continued robust growth. In Latin America, Argentina's economic woes worsened despite the government's efforts to control its debt crisis. During the reporting period, Mexico's economy slowed in tandem with that of the U.S., although the Mexican equity market was the best performing Latin American market.

U.S. securities markets struggled for most of 2001 and experienced mixed results in response to the war on terrorism, the Fed's actions and worsening corporate and economic data. Following the September 11 attacks, investors' risk aversion increased and many consumers retrenched owing to increased uncertainty about personal safety and current income. By the end of 2001's third quarter, this sentiment caused domestic equity markets to plunge, on a percentage basis, to their heaviest quarterly losses since the crash of 1987. In December, however, the equity markets demonstrated some positive signs of recovery. At the close of the year, the Standard & Poor's 500 Composite
Index (S&P 500(R)), the Dow Jones Industrial Average (the Dow(R)) and the Nasdaq Composite Index (Nasdaq(R)) were up 19%, 22% and 37%, respectively, from September 21 lows. For the 12 months under review, the indexes returned -11.88%, -5.46% and -20.13%, respectively./1/ Value investments generally outperformed growth investments, continuing the trend begun in 2000. Additionally, small companies outperformed large companies during the reporting period.

In the U.S., bonds generally outperformed the major stock markets, as falling interest rates resulted in rising prices. Although they experienced considerable volatility, high yield corporate bonds, under pressure from slowing corporate growth and rising default rates, did not keep pace with other fixed income asset classes. International bond markets enjoyed positive returns in local currency terms, as most major central banks lowered interest rates. Emerging market bond prices, excluding Argentina's, benefited from relatively sound economic policies in most countries.

Although the exact timing of the expected economic recovery is difficult to determine, there are very clear sources of economic stimulus in the pipeline. Most notably, the fiscal and monetary response has been


1. Source: Standard & Poor's Micropal. Total return for the Dow, calculated by Wilshire Associates, Inc., includes reinvested dividends. One cannot invest directly in an index. Please see Index Descriptions following the Fund Summaries.

powerful. The housing sector remained a stable force as housing starts continued to climb. Mortgage refinancing rose to an all-time high, as homeowners rushed to take advantage of historically low mortgage rates. These conditions and measures should put more money in consumers' pockets. Meanwhile, corporations with floating rate debt outstanding benefited from sharp interest rate reductions for their loans. At year-end, announcements of business inventory reduction and information-technology related productivity growth increases also contributed to the encouraging news.

It is important to remember, of course, that securities markets always have been, and always will be, subject to volatility. No one can predict exactly how they will perform in the future. For this reason, we urge you to focus on your long-term retirement and investment goals. As always, we appreciate your support, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,


/s/ Rupert H. Johnson, Jr.
Rupert H. Johnson, Jr.
Vice President
Franklin Templeton Variable Insurance Products Trust

A WORD ABOUT RISK

All of the funds are subject to certain risks, which will cause investment returns and the value of your principal to increase or decrease. Generally, investments offering the potential for higher returns are accompanied by a higher degree of risk. Stocks and other equities, representing an ownership interest in an individual company, historically have outperformed other asset classes over the long term, but tend to fluctuate more dramatically over the shorter term. Securities of smaller companies, and companies involved in reorganization or bankruptcy, may have greater price swings and greater credit and other risks. The technology sector can be among the most volatile market sectors.

Bonds and other debt obligations are affected by the creditworthiness of their issuers, and changes in interest rates, with prices declining as interest rates increase. High yield, lower-rated ("junk") bonds generally have greater price swings and higher default risks than investment grade bonds.

Foreign investing, especially in emerging market countries, has additional risks such as changes in currency values, market price swings, and economic, political or social instability. These and other risks pertaining to specific funds, such as specialized industry or geographical sectors or use of complex securities, are discussed in the Franklin Templeton Variable Insurance Products Trust prospectus. Your investment representative can help you determine which funds may be right for you.

IMPORTANT NOTES TO
PERFORMANCE INFORMATION

Total return of the funds is the percentage change in value of a hypothetical $10,000 investment over the indicated periods and includes reinvestment of dividends and capital gains. Inception dates of the funds may have preceded the effective dates of the subaccounts, contracts, or their availability in all states. Performance data is historical and cannot predict or guarantee future results. Principal value and investment return will fluctuate with market conditions, and you may have a gain or loss when you withdraw your money.

When reviewing the index comparisons, please keep in mind that indexes have a number of inherent performance differentials over the funds. First, unlike the funds, which must hold a minimum amount of cash to maintain liquidity, indexes do not have a cash component. Second, the funds are actively managed and, thus, are subject to management fees to cover salaries of securities analysts or portfolio managers in addition to other expenses. Indexes are unmanaged and do not include any commissions or other expenses typically associated with investing in securities. Third, indexes often contain a different mix of securities than the fund to which they are compared. Additionally, please remember that indexes are simply a measure of performance and cannot be invested in directly.

                                               TEMPLETON GROWTH SECURITIES FUND

--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Templeton Growth Securities Fund seeks long-term capital growth. The Fund invests primarily in equity securities of companies located anywhere in the world, including those in the U.S. and emerging markets.

--------------------------------------------------------------------------------

It was a difficult year for international investors, as evidenced by the 15.91% decline in U.S. dollar terms of the Morgan Stanley Capital International (MSCI(R)) All Country (AC) World Free Index. All major regions recorded negative performances. Geographically, one of the worst performing countries was Japan, down 29.28%, while the emerging markets held up the best, falling only 2.37%, with strong positive returns recorded in Mexico and South Korea. All industry sectors within the MSCI AC World Free Index recorded negative returns as well, with the worst performance coming from electronic equipment and information technology, which were down 36.12% and 28.29% in 2001./1 /

In an environment of a slowing global economy, collapsing corporate profits, declining interest rates and in our view continued unrealistic valuations in the technology and telecommunications sectors, our focus on economically defensive and undervalued securities partially paid off, as the Fund outperformed the MSCI AC World Free Index during the reporting period./1 /

Although the Fund's largest regional weighting continued to be in the U.S. with 28.8% of total net assets at year-end, we substantially reduced our U.S. holdings from 41.5% of total net assets at the beginning of the period. In the process, the number of U.S. holdings in the top 10 positions fell from seven to just three. The Fund did well relative to the major averages and stock selection was key to our outperformance. In the face of a slowing economy, our holdings in economically defensive sectors such as consumer staples (Procter & Gamble and Albertsons), pharmaceuticals (Mylan Labs) and defense (Lockheed Martin) held up well against the declining markets, with all benefiting from defensive revenue streams and undemanding valuations. In comparison, the technology-dominated Nasdaq Composite Index was down 20.13% for the year as a stream of profit warnings continued to plague the technology sector, and the Standard & Poor's 500 Composite Index (S&P 500) was down 11.88% during the same period./1 /

1. Source: Standard & Poor's Micropal. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Index Descriptions following the Fund Summaries.

                                    [CHART]

Geographic Distribution
Templeton Growth Securities Fund
Based on Total Net Assets
12/31/01

North America                                   30.4%
Europe                                          30.4%
Asia                                            17.4%
Latin America/Caribbean                          5.0%
Australia/New Zealand                            3.6%
Short-Term Investments & Other Net Assets       13.2%

The European Central Bank cut rates much less than the U.S. Federal Reserve Board, lowering rates only four times during the period versus eleven in the U.S. However, Europe did not have the massive economic and stock market boom experienced in the U.S. in the late 1990s, so the economic fall afterward was less dramatic and central bank help appeared to be less needed. The Fund's European holdings held up well in the period, again largely due to their relatively defensive nature. In the U.K., consumer staple companies Unilever and Marks & Spencer performed solidly on a relative basis during the year, while leading mortgage provider Lloyds TSB benefited from its defensive loan portfolio as other banking peers were adversely hurt primarily by increasing loan provisions and declining securities markets. Our largest European holding, Italian oil and gas company Eni, provided flat results for the year with progress on corporate restructuring helping to offset weaker oil and gas prices.

In Asia, the Fund's largest country weighting remained Hong Kong, despite selling some of our HSBC banking position at attractive prices early in the year. On December 31, 2001, our largest Asian position was real estate holding company Cheung Kong, which we felt was an attractive way to invest in its subsidiary Hutchison Whampoa, a telecommunications and ports operator that is also one of the world's financially strongest wireless companies. We remained underweighted in Japan versus the MSCI AC World Free Index as we were still pessimistic regarding its economic recovery and corporate restructuring. Despite the usual financial year-end rally to March 31 and a return to a zero interest rate policy by the Bank of Japan, the country's structural problems remain. Consumers appear to be concerned with underfunded pension liabilities. Many companies, protected by overregulation on competition and takeovers, continue to earn poor returns on their shareholders' capital. The banking sector is held hostage to illiquid nonperforming loans and a capital base that is dependent on stock market returns while the government's high debt levels restrict it from stimulating the economy through higher fiscal spending.

Looking forward, when the global economy starts to warm up, we expect growth to resume. However, we remain very cautious regarding the near-term prospects for technology and telecommunications stocks globally, particularly in the U.S. We remain cautious on the overall U.S. economy as it remains unclear what will drive the economy out of recession and into a recovery. The biggest driver of the economy,


                     Top 10 Holdings
                     Templeton Growth Securities Fund
                     12/31/01

                     Company
                     Sector/Industry,            % of Total
                     Country                     Net Assets
                     ---------------------

                     Cheung Kong Holdings Ltd.      1.9%
                     Real Estate, Hong Kong

                     Eni SpA                        1.7%
                     Oil & Gas, Italy

                     Shell Transport & Trading
                     Co. PLC                        1.6%
                     Oil & Gas, U.K.

                     Albertsons Inc.                1.6%
                     Food & Drug Retailing, U.S.

                     BHP Billiton PLC               1.6%
                     Metals & Mining, Australia

                     Australia & New Zealand
                     Banking Group Ltd.             1.6%
                     Banks, Australia

                     Koninklijke Philips
                     Electronics NV                 1.5%
                     Household Durables,
                     Netherlands

                     HSBC Holdings PLC              1.5%
                     Banks, Hong Kong

                     Pharmacia Corp.                1.5%
                     Pharmaceuticals, U.S.

                     General Mills Inc.             1.5%
                     Food Products, U.S.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

consumer spending, has held up surprisingly strongly boosted by historically low mortgage rates and a relatively low unemployment rate. But it remains to be seen whether consumer confidence and spending can continue on its present path given the persistent cost-cutting and layoff announcements across corporate America.

We are also uncertain whether the political enthusiasm for fiscal stimulus will turn into a realistic economic boost, especially at a time when the prospects for growth in corporate investment and exports appear weak given excess capacity, feeble corporate profitability and a global recession. However, growth should eventually resume stimulated by lower interest rates, tax cuts and government spending, and we expect our more cyclical holdings to participate in the recovery in the U.S. and globally.

---------------------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of December 31, 2001, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
---------------------------------------------------------------------------------------------

PERFORMANCE SUMMARY AS OF 12/31/01

Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Templeton Growth Securities Fund - Class 1
Periods ended 12/31/01
                                                            Since
                                                          Inception
                                           1-Year 5-Year  (3/15/94)
------------------------------------------------------
Cumulative Total Return                    -0.98% +50.81% +112.67%
Average Annual Total Return                -0.98%  +8.56%  +10.16%
Value of $10,000 Investment                $9,902 $15,081  $21,267

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.

Total Return Index Comparison
for $10,000 Investment (3/15/94-12/31/01)

The graph compares the performance of Templeton Growth Securities Fund - Class 1 and the Morgan Stanley Capital International (MSCI) All Country World Free Index. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

GRAPHIC MATERIAL (46)
This graph compares the performance of Templeton Growth Securities Fund - Class 1 as tracked by the growth in value of a $10,000 investment to that of the MSCI All Country World Free Index* from 3/15/94-12/31/01.


                          Templeton Growth     MSCI All
                             Securities     Country World
                           Fund - Class I      Free Index
---------------------------------------------------------
       03/15/1994              $10,000           $10,000
       03/31/1994              $10,030             $9,768
       04/30/1994              $10,079            $10,034
       05/31/1994              $10,118            $10,093
       06/30/1994              $10,020            $10,044
       07/31/1994              $10,296            $10,266
       08/31/1994              $10,552            $10,631
       09/30/1994              $10,484            $10,381
       10/31/1994              $10,493            $10,647
       11/30/1994              $10,286            $10,185
       12/31/1994              $10,316            $10,221
       01/31/1995              $10,227            $10,013
       02/28/1995              $10,336            $10,120
       03/31/1995              $10,336            $10,584
       04/30/1995              $10,631            $10,969
       05/31/1995              $10,897            $11,090
       06/30/1995              $11,054            $11,092
       07/31/1995              $11,500            $11,629
       08/31/1995              $11,401            $11,374
       09/30/1995              $11,619            $11,687
       10/31/1995              $11,233            $11,492
       11/30/1995              $11,311            $11,854
       12/31/1995              $11,628            $12,210
       01/31/1996              $12,133            $12,482
       02/29/1996              $12,183            $12,534
       03/31/1996              $12,380            $12,727
       04/30/1996              $12,707            $13,038
       05/31/1996              $12,895            $13,051
       06/30/1996              $12,887            $13,122
       07/31/1996              $12,417            $12,633
       08/31/1996              $12,815            $12,788
       09/30/1996              $12,990            $13,260
       10/31/1996              $13,082            $13,313
       11/30/1996              $13,674            $14,025
       12/31/1996              $14,104            $13,822
       01/31/1997              $14,513            $14,054
       02/28/1997              $14,594            $14,245
       03/31/1997              $14,563            $13,961
       04/30/1997              $14,625            $14,409
       05/31/1997              $15,289            $15,269
       06/30/1997              $16,059            $16,051
       07/31/1997              $16,685            $16,776
       08/31/1997              $16,247            $15,598
       09/30/1997              $17,164            $16,430
       10/31/1997              $15,891            $15,452
       11/30/1997              $15,838            $15,689
       12/31/1997              $16,005            $15,894
       01/31/1998              $15,910            $16,244
       02/28/1998              $17,183            $17,355
       03/31/1998              $18,101            $18,096
       04/30/1998              $18,153            $18,266
       05/31/1998              $17,641            $17,919
       06/30/1998              $17,393            $18,242
       07/31/1998              $17,405            $18,247
       08/31/1998              $14,890            $15,691
       09/30/1998              $14,995            $16,003
       10/31/1998              $16,389            $17,464
       11/30/1998              $17,133            $18,524
       12/31/1998              $17,439            $19,384
       01/31/1999              $17,192            $19,779
       02/28/1999              $16,660            $19,283
       03/31/1999              $17,547            $20,150
       04/30/1999              $19,377            $21,021
       05/31/1999              $18,563            $20,279
       06/30/1999              $19,532            $21,289
       07/31/1999              $19,409            $21,201
       08/31/1999              $19,327            $21,176
       09/30/1999              $18,881            $20,947
       10/31/1999              $18,745            $22,007
       11/30/1999              $19,637            $22,692
       12/31/1999              $21,110            $24,582
       01/31/2000              $19,679            $23,257
       02/29/2000              $18,990            $23,336
       03/31/2000              $20,340            $24,869
       04/30/2000              $20,182            $23,752
       05/31/2000              $20,446            $23,135
       06/30/2000              $20,695            $23,919
       07/31/2000              $20,726            $23,216
       08/31/2000              $20,975            $23,938
       09/30/2000              $20,321            $22,624
       10/31/2000              $20,508            $22,180
       11/30/2000              $20,399            $20,805
       12/31/2000              $21,476            $21,153
       01/31/2001              $21,867            $21,688
       02/28/2001              $21,508            $19,864
       03/31/2001              $20,573            $18,527
       04/30/2001              $21,400            $19,876
       05/31/2001              $21,883            $19,655
       06/30/2001              $21,459            $19,054
       07/31/2001              $21,324            $18,753
       08/31/2001              $21,151            $17,890
       09/30/2001              $19,137            $16,257
       10/31/2001              $19,733            $16,601
       11/30/2001              $20,903            $17,622
       12/31/2001              $21,267            $17,788

Total Return                   112.67%             77.88%

* Source: Standard & Poor's Micropal. Please see the Index Descriptions following the Fund Summaries.

Templeton Growth Securities Fund - Class 1

                      -----------------------------------
                      Performance reflects the Fund's
                      Class 1 operating expenses, but
                      does not include any contract fees,
                      expenses or sales charges. If they
                      had been included, performance
                      would be lower. These charges and
                      deductions, particularly for
                      variable life policies, can have a
                      significant effect on contract
                      values and insurance benefits.
                      See the contract prospectus for a
                      complete description of these
                      expenses, including sales charges.
                      -----------------------------------

                   -----------------------------------------
                   Since markets can go down as well as
                   up, investment return and the value of
                   your principal will fluctuate with market
                   conditions, and you may have a gain or
                   loss when you sell your shares.
                   -----------------------------------------

TG-4
              Past performance does not guarantee future results.

                       TEMPLETON GROWTH SECURITIES FUND

            (FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST)

                      SUPPLEMENT DATED FEBRUARY 28, 2002

                      TO THE PROSPECTUS DATED MAY 1, 2001

The prospectus is amended by replacing the MANAGEMENT section (page TG-5) with the following:

MANAGEMENT
Templeton Global Advisors Limited (TGAL), Lyford Cay, Nassau, Bahamas, is the Fund's investment manager.

Under an agreement with TGAL, Templeton Asset Management Limited (TAML), #7 Temasek Boulevard #38-3, Suntec Tower One, Singapore 038987, serves as the Fund's sub-advisor. TAML provides TGAL with investment management advice and assistance.

John Crone VICE          Mr. Crone has been a manager of the Fund since October
PRESIDENT,               2001, and has been with Franklin Templeton Investments
TGAL PORTFOLIO MANAGER,  since 1995.
TAML

Dale Winner, CFA VICE    Mr. Winner has been a manager of the Fund since
PRESIDENT, TGAL          January 2001, and has been with Franklin Templeton
                         Investments since 1995.

Murdo Murchison, CFA SENIOMRr. Murchison has been a manager of the Fund since
VICE PRESIDENT, TGAL     January 2001, and has been with Franklin Templeton
                         Investments since 1993.

The Fund pays TGAL a fee for managing its assets and providing certain administrative facilities and services to the Fund. For the fiscal year ended December 31, 2000, the Fund paid 0.81% of its average daily net assets to TGAL for its services.

               Please keep this supplement for future reference.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Financial Highlights

                                                                    Class 1
                                              --------------------------------------------------
                                                            Year Ended December 31,
                                              --------------------------------------------------
                                                2001       2000       1999      1998      1997
                                              --------------------------------------------------
Per share operating performance
(For a share outstanding throughout the year)
Net asset value, beginning of year........... $  13.76  $    15.63  $  14.77  $  15.34  $  13.80
                                              --------------------------------------------------
Income from investment operations:
  Net investment income/a/...................      .26         .30       .28       .35       .33
  Net realized and unrealized gains (losses).     (.36)       (.15)     2.66       .98      1.53
                                              --------------------------------------------------
Total from investment operations.............     (.10)        .15      2.94      1.33      1.86
                                              --------------------------------------------------
Less distributions from:
  Net investment income......................     (.28)       (.27)     (.36)     (.41)     (.24)
  Net realized gains.........................    (2.29)      (1.75)    (1.72)    (1.49)     (.08)
                                              --------------------------------------------------
Total distributions..........................    (2.57)      (2.02)    (2.08)    (1.90)     (.32)
                                              --------------------------------------------------
Net asset value, end of year................. $  11.09  $    13.76  $  15.63  $  14.77  $  15.34
                                              --------------------------------------------------

Total return/b/..............................   (.98)%       1.74%    21.04%     8.98%    13.50%

Ratios/supplemental data
Net assets, end of year (000's).............. $996,725  $1,163,637  $708,310  $747,080  $758,445
Ratios to average net assets:
  Expenses...................................     .85%        .88%      .88%      .88%      .88%
  Net investment income......................    2.13%       2.18%     1.87%     2.27%     2.49%
Portfolio turnover rate......................   31.05%      69.67%    46.54%    32.30%    24.81%


/a/Based on average shares outstanding effective year ended December 31, 1999. /b/Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Financial Highlights (continued)

                                                           Class 2
                                                --------------------------
                                                   Year Ended December 31,
                                                --------------------------
                                                  2001     2000    1999/c/
                                                --------------------------
  Per share operating performance
  (For a share outstanding throughout the year)
  Net asset value, beginning of year........... $  13.69  $ 15.60  $ 15.34
                                                --------------------------
  Income from investment operations:
    Net investment income/a/...................      .21      .25      .17
    Net realized and unrealized gains..........     (.34)    (.15)    2.17
                                                --------------------------
  Total from investment operations.............     (.13)     .10     2.34
                                                --------------------------
  Less distributions from:
    Net investment income......................     (.26)    (.26)    (.36)
    Net realized gains.........................    (2.29)   (1.75)   (1.72)
                                                --------------------------
  Total distributions..........................    (2.55)   (2.01)   (2.08)
                                                --------------------------
  Net asset value, end of year................. $  11.01  $ 13.69  $ 15.60
                                                --------------------------

  Total return/b/..............................  (1.31)%    1.47%   16.35%

  Ratios/supplemental data
  Net assets, end of year (000's).............. $113,925  $79,043  $ 4,483
  Ratios to average net assets:
    Expenses...................................    1.10%    1.12%    1.14%/d/
    Net investment income......................    1.80%    1.87%    1.17%/d/
  Portfolio turnover rate......................   31.05%   69.67%   46.54%


/a/Based on average shares outstanding.
/b/Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
/c/For the period January 6, 1999 (effective date ) to December 31, 1999. /d/Annualized

                                                                           TG-7
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Statement of Investments, December 31, 2001


                                               COUNTRY      SHARES      VALUE
--------------------------------------------------------------------------------
Common Stocks 85.3%
Aerospace & Defense 3.0%
BAE Systems PLC............................ United Kingdom 3,247,043 $14,626,107
Raytheon Co................................ United States    235,824   7,657,205
Rolls-Royce PLC............................ United Kingdom 4,328,521  10,488,994
                                                                     -----------
                                                                      32,772,306
                                                                     -----------
Airlines .7%
Singapore Airlines Ltd.....................   Singapore    1,303,100   7,762,849
                                                                     -----------
Automobiles .7%
Volkswagen AG..............................    Germany       165,400   7,702,339
                                                                     -----------
Banks 5.0%
Australia & New Zealand Banking Group Ltd..   Australia    1,844,184  16,812,336
Foreningssparbanken AB, A..................     Sweden       350,000   4,337,588
HSBC Holdings PLC..........................   Hong Kong    1,415,201  16,560,602
Lloyds TSB Group PLC....................... United Kingdom 1,406,237  15,267,833
                                                                     -----------
                                                                      52,978,359
                                                                     -----------
Building Products .5%
Novar PLC.................................. United Kingdom 2,739,818   5,044,200
                                                                     -----------
Chemicals 5.0%
Agrium Inc.................................     Canada        89,300     946,580
Akzo Nobel NV..............................  Netherlands     355,200  15,860,955
BASF AG....................................    Germany       253,200   9,435,059
DSM NV, Br.................................  Netherlands     300,000  10,954,598
Eastman Chemical Co........................ United States    125,000   4,877,500
Lyondell Chemical Co....................... United States    770,500  11,041,265
                                                                     -----------
                                                                      53,115,957
                                                                     -----------
Commercial Services & Supplies 1.3%
Waste Management Inc....................... United States    455,740  14,542,663
                                                                     -----------
Computers & Peripherals 2.7%
Compaq Computer Corp....................... United States    400,000   3,904,000
Fujitsu Ltd................................     Japan        350,000   2,547,688
Hewlett-Packard Co......................... United States    304,390   6,252,171
/a/Lexmark International Inc............... United States     60,000   3,540,000
NEC Corp...................................     Japan      1,290,000  13,159,850
                                                                     -----------
                                                                      29,403,709
                                                                     -----------
Construction Materials .2%
Cheung Kong Infrastructure Holdings Ltd....   Hong Kong    1,495,000   2,329,392
                                                                     -----------
Diversified Financials 3.2%
Merrill Lynch & Co. Inc.................... United States    250,000  13,030,000
Nomura Holdings Inc........................     Japan        726,000   9,306,272
Swire Pacific Ltd., A......................   Hong Kong    2,119,300  11,550,652
Swire Pacific Ltd., B......................   Hong Kong    1,304,000     936,463
                                                                     -----------
                                                                      34,823,387
                                                                     -----------
Diversified Telecommunication Services 8.3%
AT&T Corp.................................. United States    500,000   9,070,000
Cable & Wireless PLC....................... United Kingdom 2,113,356  10,165,393
Korea Telecom Corp., ADR...................  South Korea     449,860   9,145,654
Nippon Telegraph & Telephone Corp..........     Japan          2,698   8,790,218

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Statement of Investments, December 31, 2001 (cont.)

                                                      COUNTRY      SHARES      VALUE
---------------------------------------------------------------------------------------
Common Stocks (cont.)
Diversified Telecommunication Services (cont.)
SBC Communications Inc............................ United States    268,280 $10,508,528
Telecom Argentina Stet - France Telecom SA, B, ADR   Argentina      240,000   1,564,800
Telecom Corp. of New Zealand Ltd..................  New Zealand   2,415,827   5,029,746
/a/Telefonica SA..................................     Spain      1,067,040  14,279,898
Telefonos de Mexico SA de CV (TELMEX), L, ADR.....     Mexico       315,225  11,039,180
/a/Worldcom Inc.-Worldcom Group................... United States    615,410   8,664,973
                                                                            -----------
                                                                             88,258,390
                                                                            -----------
Electric Utilities 5.6%
CLP Holdings Ltd..................................   Hong Kong    2,451,600   9,353,232
E.On AG...........................................    Germany       278,000  14,455,832
Endesa SA.........................................     Spain        400,000   6,257,735
Hong Kong Electric Holdings Ltd...................   Hong Kong    2,683,498   9,979,859
Iberdrola SA, Br..................................     Spain      1,031,200  13,423,808
Korea Electric Power Corp.........................  South Korea     458,200   7,569,806
                                                                            -----------
                                                                             61,040,272
                                                                            -----------
Electronic Equipment & Instruments 1.2%
Hitachi Ltd.......................................     Japan      1,820,500  13,334,961
                                                                            -----------
Food & Drug Retailing 3.7%
Albertson's Inc................................... United States    537,800  16,935,322
J.Sainsbury PLC................................... United Kingdom 1,834,317   9,770,922
The Kroger Co..................................... United States    654,190  13,652,945
                                                                            -----------
                                                                             40,359,189
                                                                            -----------
Food Products 4.1%
General Mills Inc................................. United States    305,670  15,897,897
H.J. Heinz Co..................................... United States    337,619  13,882,893
Unilever PLC...................................... United Kingdom 1,800,000  14,775,142
                                                                            -----------
                                                                             44,555,932
                                                                            -----------
Gas Utilities 1.0%
TransCanada PipeLines Ltd.........................     Canada       895,913  11,152,258
                                                                            -----------
Household Durables 3.0%
Koninklijke Philips Electronics NV................  Netherlands     562,480  16,717,790
LG Electronics Inc................................  South Korea     275,000   5,192,234
Newell Rubbermaid Inc............................. United States    385,063  10,616,187
                                                                            -----------
                                                                             32,526,211
                                                                            -----------
Household Products 1.1%
Procter & Gamble Co............................... United States    133,790  10,586,803
                                                                            -----------
Industrial Conglomerates .1%
Smiths Group PLC.................................. United Kingdom   120,000   1,182,361
                                                                            -----------
Insurance 5.6%
Ace Ltd...........................................    Bermuda       302,000  12,125,300
Allstate Corp..................................... United States    457,700  15,424,490
AXA SA............................................     France       526,640  11,005,566
Torchmark Corp.................................... United States    273,400  10,752,822
XL Capital Ltd., A................................    Bermuda       127,100  11,611,856
                                                                            -----------
                                                                             60,920,034
                                                                            -----------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Statement of Investments, December 31, 2001 (cont.)


                                                  COUNTRY       SHARES       VALUE
-------------------------------------------------------------------------------------
Common Stocks (cont.)
IT Consulting & Services .2%
Gartner Inc., B............................... United States      214,400 $ 2,401,280
                                                                          -----------
Machinery 2.8%
Invensys PLC.................................. United Kingdom   6,530,280  11,333,662
Sandvik AB....................................     Sweden         440,000   9,416,857
Volvo AB, B...................................     Sweden         595,620   9,993,529
                                                                          -----------
                                                                           30,744,048
                                                                          -----------
Media .6%
SCMP GROUP LTD................................   Hong Kong      1,254,000     787,986
United Business Media PLC..................... United Kingdom     779,684   5,446,781
                                                                          -----------
                                                                            6,234,767
                                                                          -----------
Metals & Mining 4.2%
AK Steel Holding Corp......................... United States      795,400   9,051,652
Barrick Gold Corp.............................     Canada         348,800   5,563,360
BHP Billiton PLC..............................   Australia      3,333,680  16,932,824
Companhia Siderurgica Nacional Sid Nacional SA     Brazil     129,100,000   2,039,450
Pohang Iron & Steel Co. Ltd...................  South Korea       131,192  12,185,325
                                                                          -----------
                                                                           45,772,611
                                                                          -----------
Multiline Retail 2.2%
Marks & Spencer PLC........................... United Kingdom   2,078,070  10,918,109
Sears, Roebuck & Co........................... United States      275,900  13,143,876
                                                                          -----------
                                                                           24,061,985
                                                                          -----------
Oil & Gas 6.6%
Burlington Resources Inc...................... United States      193,400   7,260,236
Eni SpA.......................................     Italy        1,432,025  17,953,069
Occidental Petroleum Corp..................... United States      423,100  11,224,843
PetroChina Co. Ltd., H........................     China       29,950,000   5,300,307
Repsol YPF SA.................................     Spain          833,660  12,158,732
Shell Transport & Trading Co. PLC............. United Kingdom   2,540,483  17,451,724
                                                                          -----------
                                                                           71,348,911
                                                                          -----------
Paper & Forest Products 3.8%
Bowater Inc................................... United States      191,800   9,148,860
International Paper Co........................ United States      300,000  12,105,000
Plum Creek Timber Co. Inc..................... United States      162,614   4,610,107
UPM-Kymmene Corp..............................    Finland         450,000  14,925,340
                                                                          -----------
                                                                           40,789,307
                                                                          -----------
Pharmaceuticals 4.9%
Abbott Laboratories........................... United States      230,310  12,839,783
Merck KGAA....................................    Germany         316,440  11,580,269
Mylan Laboratories Inc........................ United States      319,840  11,994,000
Pharmacia Corp................................ United States      379,150  16,170,748
                                                                          -----------
                                                                           52,584,800
                                                                          -----------
Real Estate 2.0%
Cheung Kong Holdings Ltd......................   Hong Kong      2,011,499  20,894,403
Amoy Porperties Ltd...........................   Hong Kong        745,500     769,606
New World Development Co. Ltd.................   Hong Kong            457         399
                                                                          -----------
                                                                           21,664,408
                                                                          -----------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Statement of Investments, December 31, 2001 (cont.)

                                                                                                     COUNTRY      SHARES
-----------------------------------------------------------------------------------------------------------------------------
Common Stocks (cont.)
Road & Rail .4%
Nippon Express Co. Ltd...........................................................................     Japan        1,247,000

Semiconductor Equipment & Products 1.1%
Samsung Electronics Co. Ltd......................................................................  South Korea        53,920

Trading Companies & Distributors .3%
Samsung Corp.....................................................................................  South Korea       500,000

Wireless Telecommunication Services .2%
SK Telecom Co. Ltd., ADR.........................................................................  South Korea        54,400
Smartone Telecommunications Holdings Ltd.........................................................   Hong Kong      1,108,000



Total Common Stocks (Cost $925,126,690)..........................................................

Preferred Stocks 1.6%
Volkswagen AG, pfd...............................................................................    Germany          60,000
Embratel Participacoes SA, ADR, pfd..............................................................    Brazil          420,550
Cia Vale Do Rio Doce, ADR, pfd. A................................................................    Brazil          120,000
Petroleo Brasileiro SA, ADR, pfd.................................................................    Brazil          350,000
Petroleo Brasileiro SA, pfd......................................................................    Brazil          157,470

Total Preferred Stocks (Cost $25,078,983)........................................................

Total Long Term Investments (Cost $950,205,673) 86.9%............................................


                                                                                                                 PRINCIPAL
                                                                                                                  AMOUNT
                                                                                                                ------------
/b/Repurchase Agreement 11.8%
Dresdner Bank AG., 1.55%, 1/02/02 (Maturity Value $127,675,993.38) (Cost $127,665,000)........... United States $127,665,001

  Collateralized by U.S. Treasury Bills, Notes, and Bonds, and U.S. Government Agency Securities
Total Investments (Cost $1,077,870,673)..........................................................
Other Assets, Less Liabilities 1.3%..............................................................

Total Net Assets 100.0%..........................................................................

                                                                                                      VALUE
----------------------------------------------------------------------------------------------------------------
Common Stocks (cont.)
Road & Rail .4%
Nippon Express Co. Ltd........................................................................... $    4,234,053
                                                                                                  --------------
Semiconductor Equipment & Products 1.1%
Samsung Electronics Co. Ltd......................................................................     11,453,125
                                                                                                  --------------
Trading Companies & Distributors .3%
Samsung Corp.....................................................................................      2,771,222
                                                                                                  --------------
Wireless Telecommunication Services .2%
SK Telecom Co. Ltd., ADR.........................................................................      1,176,128
Smartone Telecommunications Holdings Ltd.........................................................      1,321,441
                                                                                                  --------------
                                                                                                       2,497,569
                                                                                                  --------------
Total Common Stocks (Cost $925,126,690)..........................................................    920,949,658
                                                                                                  --------------
Preferred Stocks 1.6%
Volkswagen AG, pfd...............................................................................      1,851,143
Embratel Participacoes SA, ADR, pfd..............................................................      1,749,488
Cia Vale Do Rio Doce, ADR, pfd. A................................................................      2,833,200
Petroleo Brasileiro SA, ADR, pfd.................................................................      7,780,500
Petroleo Brasileiro SA, pfd......................................................................      3,486,081
                                                                                                  --------------
Total Preferred Stocks (Cost $25,078,983)........................................................     17,700,412
                                                                                                  --------------
Total Long Term Investments (Cost $950,205,673) 86.9%............................................    938,650,000
                                                                                                  --------------




/b/Repurchase Agreement 11.8%
Dresdner Bank AG., 1.55%, 1/02/02 (Maturity Value $127,675,993.38) (Cost $127,665,000)...........    127,665,000
                                                                                                  --------------
  Collateralized by U.S. Treasury Bills, Notes, and Bonds, and U.S. Government Agency Securities
Total Investments (Cost $1,077,870,673)..........................................................  1,066,315,000
Other Assets, Less Liabilities 1.3%..............................................................     14,334,903
                                                                                                  --------------
Total Net Assets 100.0%.......................................................................... $1,080,649,973
                                                                                                  --------------


/a/Non-incomeproducing.
/b/Seenote (d) regarding repurchase agreements.


                                                                          TG-11
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Financial Statements


        Statement of Assets and Liabilities
        December 31, 2001
        Assets:
          Investments in securities:
            Cost....................................... $  950,205,673
                                                        --------------
            Value......................................    938,650,070
          Repurchase agreement at value and cost.......    127,665,000
          Cash.........................................            346
          Receivables:
            Investment securities sold.................     34,300,347
            Capital shares sold........................        557,770
            Dividends and interest.....................      2,654,011
                                                        --------------
             Total assets..............................  1,103,827,544
                                                        --------------
        Liabilities:
          Payables:
            Investment securities purchased............     20,984,149
            Capital shares redeemed....................      1,171,833
            Affiliates.................................        783,933
            Professional fees..........................         33,100
            Reports to shareholders....................        120,000
          Other liabilities............................         84,556
                                                        --------------
             Total liabilities.........................     23,177,571
                                                        --------------
               Net assets, at value.................... $1,080,649,973
                                                        --------------
        Net assets consist of:
          Undistributed net investment income.......... $   23,378,838
          Net unrealized depreciation..................    (11,706,744)
          Accumulated net realized gain................     19,562,369
          Capital shares...............................  1,049,415,510
                                                        --------------
               Net assets, at value.................... $1,080,649,973
                                                        --------------
        Class 1:
          Net asset, at value.......................... $  966,725,309
                                                        --------------
          Shares outstanding...........................     87,162,797
                                                        --------------
          Net asset value and offering price per share.         $11.09
                                                        --------------
        Class 2:
          Net asset, at value.......................... $  113,924,664
                                                        --------------
          Shares outstanding...........................     10,345,270
                                                        --------------
          Net asset value and offering price per share.         $11.01
                                                        --------------


TG-12
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Financial Statements (continued)


Statement of Operations
for the year ended December 31, 2001
Investment income:
(net of foreign taxes and fees of $2,255,176)
  Dividends................................................................... $ 31,169,399
  Interest....................................................................    2,730,199
                                                                               ------------
    Total investment income...................................................   33,899,598
                                                                               ------------
Expenses:
  Management fees (Note 3 )...................................................    9,152,469
  Distribution fees - Class 2 (Note 3 ).......................................      231,613
  Transfer agent fees.........................................................       44,655
  Custodian fees..............................................................      224,337
  Reports to shareholders.....................................................      269,915
  Professional fees...........................................................       25,297
  Trustees' fees and expenses.................................................       11,372
  Other.......................................................................        2,763
                                                                               ------------
    Total expenses............................................................    9,962,421
                                                                               ------------
       Net investment income..................................................   23,937,177
                                                                               ------------
Realized and unrealized gains (losses):
  Net realized gain (loss) from:
    Investments...............................................................   20,408,472
    Foreign currency transactions.............................................     (226,762)
                                                                               ------------
       Net realized gain......................................................   20,181,710
  Net unrealized depreciation on investments:
    Investments...............................................................  (56,687,520)
    Translation of assets and liabilities denominated in foreign currencies...     (151,141)
                                                                               ------------
       Net unrealized depreciation............................................  (56,838,661)
                                                                               ------------
Net realized and unrealized loss..............................................  (36,656,951)
                                                                               ------------
Net decrease in net assets resulting from operations.......................... $(12,719,774)
                                                                               ------------


                                                                          TG-13
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Financial Statements (continued)


Statements of Changes in Net assets
for the years ended December 31, 2001 and 2000

                                                                                                                2001
                                                                                                           --------------
Increase (decrease) in net assets:
  Operations:
    Net investment income................................................................................. $   23,937,177
    Net realized gain from investments and foreign currency transactions..................................     20,181,710
    Net unrealized depreciation on investments and translation of assets and liabilities denominated in
     foreign currencies...................................................................................    (56,838,661)
                                                                                                           --------------
     Net increase (decrease) in net assets resulting from operations......................................    (12,719,774)
  Distributions to shareholders from:
    Net investment income:
     Class 1..............................................................................................    (21,511,485)
     Class 2..............................................................................................     (1,649,342)
    Net realized gains:
     Class 1..............................................................................................   (179,283,207)
     Class 2..............................................................................................    (14,800,192)
                                                                                                           --------------
  Total distributions to shareholders.....................................................................  (217,244,226)
  Capital Share transactions: (Note 2)
     Class 1..............................................................................................     17,018,594
     Class 2..............................................................................................     50,914,824
                                                                                                           --------------
  Total capital share transactions........................................................................     67,933,418
     Net increase (decrease) in net assets................................................................   (162,030,582)
Net Assets:
  Beginning of year.......................................................................................  1,242,680,555
                                                                                                           --------------
  End of year............................................................................................. $1,080,649,973
                                                                                                           --------------
Undistributed net investment income included in net assets................................................
  End of year............................................................................................. $   23,378,838
                                                                                                           --------------

                                                                                                                2000
                                                                                                           --------------
Increase (decrease) in net assets:
  Operations:
    Net investment income................................................................................. $   23,165,554
    Net realized gain from investments and foreign currency transactions..................................    194,570,700
    Net unrealized depreciation on investments and translation of assets and liabilities denominated in
     foreign currencies...................................................................................   (171,116,784)
                                                                                                           --------------
     Net increase (decrease) in net assets resulting from operations......................................     46,619,470
  Distributions to shareholders from:
    Net investment income:
     Class 1..............................................................................................    (11,099,754)
     Class 2..............................................................................................       (152,094)
    Net realized gains:
     Class 1..............................................................................................    (73,119,422)
     Class 2..............................................................................................     (1,029,478)
                                                                                                           --------------
  Total distributions to shareholders.....................................................................    (85,400,748)
  Capital Share transactions: (Note 2)
     Class 1..............................................................................................    497,688,296
     Class 2..............................................................................................     70,980,087
                                                                                                           --------------
  Total capital share transactions........................................................................    568,668,383
     Net increase (decrease) in net assets................................................................    529,887,105
Net Assets:
  Beginning of year.......................................................................................    712,793,450
                                                                                                           --------------
  End of year............................................................................................. $1,242,680,555
                                                                                                           --------------
Undistributed net investment income included in net assets................................................
  End of year............................................................................................. $   22,733,829
                                                                                                           --------------

TG-14
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company consisting of twenty-seven series (the Funds). Templeton Growth Securities Fund (the Fund) included in this report is diversified. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund's investment objective is capital growth.

The following summarizes the Fund's significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Repurchase Agreement

Certain funds may enter into a repurchase agreement whereby their uninvested cash balances are deposited into a joint cash account to be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. Certain funds may enter into repurchase agreements which are accounted for as a loan by the fund to the seller, collateralized by securities which are delivered to the fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At December 31, 2001, all repurchase agreements held by the funds had been entered into on that date.

d. Foreign Currency Contracts

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

e. Income Taxes

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

g. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At December 31, 2001, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:

                                                               Year Ended December 31,
                                               ------------------------------------------------------
                                                          2001                        2000
                                               --------------------------  ---------------------------
                                                 Shares        Amount        Shares        Amount
Class 1 Shares:                                ------------------------------------------------------
Shares sold...................................  34,407,516  $ 411,498,298   17,873,866  $ 238,251,058
Shares issued on merger/a/....................          --             --   48,592,348    628,298,597
Shares issued in reinvestment of distributions  17,864,296    200,794,692    6,513,471     84,219,176
Shares redeemed............................... (49,693,524)  (595,274,396) (33,716,851)  (453,080,535)
                                               ------------------------------------------------------
Net increase..................................   2,578,288  $  17,018,594   39,262,834  $ 497,688,296
                                               ------------------------------------------------------
Class 2 Shares:
Shares sold...................................  24,877,364  $ 299,417,251   12,896,783  $ 173,384,758
Shares issued on merger/a/....................          --             --    4,308,381     55,535,000
Shares issued in reinvestment of distributions   1,471,336     16,449,534       91,595      1,181,572
Shares redeemed............................... (21,775,179)  (264,951,961) (11,812,327)  (159,121,243)
                                               ------------------------------------------------------
Net increase..................................   4,573,521  $  50,914,824    5,484,432  $  70,980,087
                                               ------------------------------------------------------

/a/ On May 1, 2000, the Fund acquired the net assets of the Templeton Variable Products Series Fund (TVP) - Templeton Stock Fund in a tax-free exchange pursuant to a plan of reorganization approved by the TVP - Templeton Stock Fund's shareholders.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Notes to Financial Statements (continued)


3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Fund are also officers and/or directors of the following entities:

Entity                                                        Affiliation
------------------------------------------------------------------------------------
Franklin Templeton Services, LLC (FT Services)                Administrative manager
Templeton Global Advisors Ltd. (TGAL)                         Investment manager
Franklin/Templeton Distributors, Inc. (Distributors)          Principal underwriter
Franklin/Templeton Investor Services, LLC (Investor Services) Transfer agent

The Fund pays an investment management fee to TGAL based on the average net assets of the Fund as follows:

    Annualized Fee Rate Daily Net Assets
    -----------------------------------------------------------------------
           1.00%        First $100 million
            .90%        Over $100 million, up to and including $250 million
            .80%        Over $250 milion, up to and including $500 million
            .75%        Over $500 million

Under an agreement with TGAL, FT Services provides administrative services to the Fund. The fee is paid by TGAL based on the average daily net assets, and is not an additional expense of the Fund.

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2 shares for costs incurred in marketing the Fund's shares.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. INCOME TAXES

At December 31, 2001, the Fund had deferred currency losses occurring subsequent to October 31, 2001 of $132,538. For tax purposes, such losses will be reflected in the year ending December 31, 2002.

Net investment income (loss) differs for financial statements and tax purposes primarily due to differing treatment of foreign currency transactions.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatment of wash sales and foreign currency transactions.

The tax character of distributions paid during the year ended December 31, 2001, were as follows:

                                                   2001
                                               ------------
                     Distributions paid from:
                     Class 1
                       Ordinary income........ $ 60,274,364
                       Long-term capital gain.  140,520,327
                                               ------------
                                               $200,794,691
                                               ------------
                     Class 2
                       Ordinary income........ $  4,849,296
                       Long-term capital gain.   11,600,238
                                               ------------
                                               $ 16,449,534
                                               ------------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Notes to Financial Statements (continued)


At December 31, 2001, the cost of investment, net unrealized depreciation, undistributed ordinary income and undistributed long-term capital gains for income tax purposes were as follows:

             Cost of investments.................. $1,079,805,169
                                                   --------------
             Unrealized appreciation.............. $  122,728,775
             Unrealized depreciation..............   (136,218,874)
                                                   --------------
             Net unrealized depreciation.......... $  (13,490,099)
                                                   --------------
             Undistributed ordinary income........ $   33,214,110
             Undistributed long-term capital gains     11,729,416
                                                   --------------
             Distributable earnings............... $   44,943,526
                                                   --------------

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended December 31, 2001 aggregated $328,805,682 and $499,675,954, respectively.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Independent Auditors' Report

To the Board of Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Templeton Growth Securities Fund (the Fund), one of the funds constituting the Franklin Templeton Variable Insurance Products Trust, at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
February 5, 2002

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Tax Designation
Under Section 852(b)(3)(c) of the Internal Revenue Code, the Fund hereby designates $11,729,729 as capital gain dividends for the fiscal year ended December 31, 2001.

Under Section 854(b)(2) of the Internal Revenue Code, the Fund hereby designates 15.26% amounts of of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2001.

At December 31, 2001, more than 50% of the Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the Fund on these investments. The Fund intends to make an election under Section 853 of the Internal Revenue Code. This election will allow record date shareholders of the June 2002 distribution, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them.

The foreign tax information will be disclosed in the June 30, 2002 semi-annual report of the Fund.

TEMPLETON FUNDS RETIREMENT ANNUITY SEPARATE ACCOUNT

Financial Statements

Statement of Assets and Liabilities
As of December 31, 2001

Assets
 Investment in Franklin Templeton Variable Insurance Products Trust
   (FTVIPT)--Templeton Growth Securities Funds Class 1, at market value (cost $11,888,525).......................................... $9,385,933
 Payable to Templeton Funds Annuity Company..........................   (17,514)
                                                                      ----------
Net assets........................................................... $9,368,419
                                                                      ----------
Net assets attributable to annuitants--Annuity reserves (Note 1)..... $9,368,419
                                                                      ----------

                                                                           SA-1
  The accompanying notes are an integral part of these financial statements.

TEMPLETON FUNDS RETIREMENT ANNUITY SEPARATE ACCOUNT

Statement of Operations
For the year ended December 31, 2001

      Investment Income:
      Income:
        Dividend distributions.............................. $   205,697
        Capital gains distributions.........................   1,714,344
                                                             -----------
          Total income......................................   1,920,041
      Expenses:
        Periodic charge (Note 2)............................     109,458
                                                             -----------
      Net investment income.................................   1,810,583
                                                             -----------
      Realized and unrealized gain on investments:
        Net realized loss on investments....................    (376,685)
        Unrealized depreciation of investments for the year.  (1,668,369)
                                                             -----------
          Net loss on investments...........................  (2,045,055)
                                                             -----------
      Net increase in net assets from operations............ $  (234,472)
                                                             -----------




  The accompanying notes are an integral part of these financial statements.

SA-2
                                       .

TEMPLETON FUNDS RETIREMENT ANNUITY SEPARATE ACCOUNT

Statement of Changes in Net Assets
For the Years Ended December 31, 2001 and 2000

                                                                            2001        2000
                                                                         -----------------------
Increase (decrease) in net assets from operations:
  Net investment income................................................. $ 1,810,583 $ 2,451,615
  Net realized gain (loss) on investments...............................   (376,685)    (204,943)
  Unrealized appreciation (depreciation)................................ (1,668,369)  (1,582,245)
                                                                         -----------------------
    Net (decrease) increase in net assets from operations...............   (234,472)     664,427
                                                                         -----------------------
Annuity unit transactions:
  Annuity payments...................................................... (1,372,769)  (1,527,526)
  Increase in annuity reserves for mortality experience (Note 1)........       3,221      55,429
                                                                         -----------------------
    Net decrease in net assets derived from annuity unit transactions... (1,369,548)  (1,472,096)
                                                                         -----------------------
     Total decrease in net assets....................................... (1,604,019)    (807,669)
Net Assets:
  Beginning of period...................................................  10,972,439  11,780,107
                                                                         -----------------------
  End of period......................................................... $ 9,368,419 $10,972,438
                                                                         -----------------------

                                                                           SA-3
  The accompanying notes are an integral part of these financial statements.

TEMPLETON FUNDS RETIREMENT ANNUITY SEPARATE ACCOUNT

Notes to Financial Statements
For the Years Ended December 31, 2001

1. SUMMARY OF ACCOUNTING POLICIES

The Templeton Funds Retirement Annuity Separate Account (the Separate Account) was established on February 4, 1987 by resolution of the Board of Directors of Templeton Funds Annuity Company (the Company) and is registered under the Investment Company Act of 1940 as a unit investment trust. The Separate Account is sold exclusively for use with the Templeton Retirement Annuity, an immediate variable annuity designed for distributing the benefits of tax deferred retirement plans. As of December 31, 2001, all assets of the Separate Account are invested in the FTVIPT--Templeton Growth Securities Fund Class 1. The following is a summary of significant accounting policies followed by the Separate Account in the preparation of its financial statements.

Valuation of Securities

Investments in shares of FTVIPT are carried in the Statement of Assets and Liabilities at net asset value (market value).

Dividends

Dividend income and capital gain distributions are recorded as income on the ex-dividend date and are reinvested in additional shares of the Fund.

Income Taxes

Operations of the Separate Account form a part of the Company, which is taxed as a life insurance company under the Internal Revenue Code (the Code). Under current law, no federal income taxes are payable with respect to the Separate Account. Under the principles set forth in Internal Revenue Service Ruling 81-225 and Section 817(h) of the Code and regulations thereunder, the Company understands that it will be treated as owner of the assets invested in the Separate Account for federal income tax purposes, with the result that earnings and gains, if any, derived from those assets will not be included in an annuitant's gross income until amounts are received pursuant to an annuity.

Annuity Reserves

Annuity reserves carried by the Company are computed according to the 1983a Blended Unisex Mortality Table, with a 50% male/female content. The assumed interest rates are 9%, 7% and 3%. Charges to annuity reserves for mortality experience are reimbursed to the Company if the reserves required are less than originally estimated. If additional reserves are required, the Company reimburses the Separate Account.

TEMPLETON FUNDS RETIREMENT ANNUITY SEPARATE ACCOUNT

For the Years Ended December 31, 2001


2. PERIODIC CHARGE

The Company assesses a periodic charge against the Separate Account, equal on an annual basis to 1.1% of Separate Account assets. The periodic charge, in the following amounts, compensates the Company for expenses of administering the Separate Account and for assuming the risks that mortality experience will be lower than the rate assumed and that expenses will be greater than what is assumed: 0.3% of average annual net assets to cover expenses, 0.3% to cover expense risk and 0.5% to cover the mortality risk. The periodic charge is guaranteed as to annuities issued prior to the effective date of any change in the periodic charge.

3. INVESTMENT TRANSACTIONS

During the year ended December 31, 2001, purchases and sales of Templeton Growth Securities Fund Class 1 shares aggregated $1,920,041 and $1,833,941, respectively. Realized gains and losses are reported on an identified cost basis.

4. FINANCIAL HIGHLIGHTS

                              Investment  Expense Total
                             Income Ratio  Ratio  Return
                             ------------ ------- ------
                        2001     2.1%       1.1%   -2.1%

Investment Income Ratio represents the dividends, excluding distributions of capital gains, received by the separate account from the underlying mutual fund, net of management fees assumed by the fund manager, divided by the average net assets. This ratio excludes the periodic charge which results in a direct reduction to the unit values. The recognition of investment income by the separate account is affected by the timing of the declaration of dividends by the underlying fund in which the separate account invests.

Expense Ratio represents the annualized contract expenses of the separate account consisting of the periodic charge and includes only those expenses that result in a direct reduction to unit values.

Total Return includes changes in the value of the underlying fund, reflects deductions for all items included in the expense ratio, and excludes the effect of the assumed interest rate.

5. CONCENTRATIONS OF CREDIT RISKS

Financial instruments which potentially subject the Separate Account to concentrations of credit risk consist of investments in Franklin Templeton Variable Products Trust--Templeton Growth Securities Fund Class 1. FTVIPT's investment securities are managed by professional investment managers within established guidelines. As of December 31, 2001, in management's opinion, the Separate Account had no significant concentration of credit risk.

TEMPLETON FUNDS RETIREMENT ANNUITY SEPARATE ACCOUNT

The Participants of
Templeton Funds Retirement Annuity Separate Account

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the Templeton Funds Retirement Annuity Separate Account (the Separate Account) at December 31, 2001, and the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period ended December 31, 2001 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Separate Account's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion. PricewaterhouseCoopers LLP

February 1, 2002

[LOGO OF FRANKLIN TEMPLETON INVESTMENTS]
                                                     One Franklin Parkway
                                                     San Mateo, CA 94403-1906





Annual Report
Franklin Templeton Variable Insurance Products Trust

Insurance Issuer
Templeton Funds Annuity Company
100 Fountain Pkwy.
St. Petersburg, FL 33716-1205
1-800-774-5001

Investment Manager
Templeton Global Advisors Limited
Lyford Cay
Nassau, N.P., Bahamas

Principal Underwriter
Franklin Templeton Distributors, Inc.
One Franklin Parkway
San Mateo, CA 94403



This report was prepared for contract owners who have previously received a prospectus for their annuity contract and for Templeton Growth Secutities Fund, a series of Franklin Templeton Variable Insurance Products Trust.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls may be identified by the presence of a regular beeping tone.


TRA A01 02/02                    [LOGO] Printed on recycled paper